SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 13, 2005

Wells Real Estate Fund XIII, L.P.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-49633	58-2438244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Disposition of Assets

Disposition of the AmeriCredit Building and the John Wiley Building

On April 13, 2005, Wells Fund XIII-REIT Joint Venture Partnership (the “Joint Venture”), a joint venture between Wells Real Estate Fund XIII, L.P. (the “Registrant”) and Wells Operating Partnership, L.P. sold a two-story office building containing approximately 85,000 rentable square feet located in Orange Park, Florida (the “AmeriCredit Building”) and a four-story office building containing approximately 141,000 rentable square feet located in Fishers, Indiana (the “John Wiley Building”) to Lexington Corporate Properties Trust, an unaffiliated third party, for a gross sales price of approximately $36 million, excluding closing costs.

The Registrant holds an equity interest of approximately 28.11% in the Joint Venture. The net sale proceeds allocable to the Registrant as a result of the sales of the AmeriCredit Building and the John Wiley Building were approximately $4 million and $6 million, respectively. The Registrant expects a gain allocation of approximately $0.7 million and $1.4 million from the sales of the AmeriCredit Building and the John Wiley Building, respectively.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of December 31, 2004	F-2

Pro Forma Statement of Operations for the year ended December 31, 2004	F-3

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIII, L.P.
(Registrant)

By:	WELLS CAPITAL, INC.
General Partner

	By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

Date: April 13, 2005

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WELLS REAL ESTATE FUND XIII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED

PRO FORMA FINANCIAL STATEMENTS

This unaudited pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XIII, L.P. (the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2004.

The following unaudited pro forma balance sheet as of December 31, 2004 has been prepared to give effect to the sales of the AmeriCredit Building and the John Wiley Building by Wells Fund XIII-REIT Joint Venture Partnership (the “Joint Venture”), a joint venture between the Registrant and Wells Operating Partnership, L.P., as if the dispositions and distributions of net proceeds therefrom occurred on December 31, 2004. The Registrant holds equity interests of approximately 28.11% in the Joint Venture and the Joint Venture owned 100% of the AmeriCredit Building and the John Wiley Building. The Joint Venture sold the AmeriCredit Building and the John Wiley Building on April 13, 2005.

The following unaudited pro forma statement of operations for the year ended December 31, 2004 has been prepared to give effect to the sales of the AmeriCredit Building and the John Wiley Building as if the dispositions occurred on January 1, 2004. This pro forma statement of operations does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sales of the AmeriCredit Building or the John Wiley Building if the transactions had occurred on January 1, 2004.

These unaudited pro forma financial statements are prepared for informational purposes only. This unaudited pro forma statement of operations is not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of the AmeriCredit Building and the John Wiley Building been consummated as of January 1, 2004.

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WELLS REAL ESTATE FUND XIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA BALANCE SHEET

DECEMBER 31, 2004

(Unaudited)

	Historical (a)	Pro Forma Adjustment		Pro Forma Total
ASSETS:
Investment in joint ventures	$30,469,946	$(7,879,295	)(b)	$22,590,651
Cash and cash equivalents	152,551	9,823,772	(c)	9,976,323
Due from affiliate	478	0		478
Due from joint ventures	506,587	0		506,587

Total assets	$31,129,562	$1,944,477		$33,074,039

LIABILITIES AND PARTNERS’ CAPITAL:
Liabilities:
Accounts payable and accrued expenses	$36,396	$0		$36,396
Due to affiliate	3,371	0		3,371
Partnership distributions payable	665,486	0		665,486

Total liabilities	$705,253	$0		$705,253

Partners’ capital:
Limited partners:
Cash Preferred – 3,131,700 units outstanding	27,274,976	1,864	(d)	27,276,840
Tax Preferred – 640,348 units outstanding	3,149,333	1,942,613	(d)	5,091,946
General partners	0	0		0

Total partners’ capital	30,424,309	1,944,477		32,368,786

Total liabilities and partners’ capital	$31,129,562	$1,944,477		$33,074,039

(a)	Historical financial information has been obtained from the Registrant’s annual report filed on Form 10-K for the year ended December 31, 2004.
(b)	Reflects the Registrant’s pro rata share of the allocated gain related to the sale of the AmeriCredit Building and the John Wiley Building of $1,944,477 less the Registrant’s pro rata share of assumed distribution of net proceeds from the sale of the AmeriCredit Building and the John Wiley Building of $(9,823,772).
(c)	Reflects the Registrant’s proportionate share of the assumed distribution of net proceeds from the Joint Venture as a result of the sales of the AmeriCredit Building and the John Wiley Building.
(d)	Reflects the Registrant’s proportionate share of the pro forma gains allocated on the sales of the AmeriCredit Building and the John Wiley Building. The allocations of gains between classes of limited partners are made in accordance with the terms of the partnership agreement.

See	accompanying notes.

F-2

WELLS REAL ESTATE FUND XIII, L.P.

(A Georgia Public Limited Partnership)

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(Unaudited)

	Historical(a)	Pro Forma Adjustment		Pro Forma Total
EQUITY IN INCOME OF JOINT VENTURES	$1,106,316	$(257,977	)(b)	$644,473
		(203,866	)(c)

EXPENSES:
Partnership administration	113,406	0		113,406
Legal and accounting	49,007	0		49,007
Other general and administrative	1,995	0		1,995

	164,408	0		164,408

INTEREST INCOME	12,465	0		12,465

NET INCOME	$954,373	$(461,843)		$492,530

NET INCOME (LOSS) ALLOCATED TO:
CASH PREFERRED LIMITED PARTNERS	$2,583,944	$(678,331)		$1,905,613

TAX PREFERRED LIMITED PARTNERS	$(1,629,571)	$216,488		$(1,413,083)

NET INCOME (LOSS) PER WEIGHTED-AVERAGE LIMITED PARTNER UNIT:
CASH PREFERRED LIMITED PARTNERS	$0.83	$(0.22)		$0.61

TAX PREFERRED LIMITED PARTNERS	$(2.42)	$0.32		$(2.10)

WEIGHTED-AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED LIMITED PARTNERS	3,099,580			3,099,580

TAX PREFERRED LIMITED PARTNERS	672,468			672,468

(a)	Historical financial information has been obtained from the Registrant’s annual report on Form 10-K for the year ended December 31, 2004.
(b)	Reflects the reduction of equity in income of the Joint Venture earned by the Registrant related to the AmeriCredit Building for the year ended December 31, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the AmeriCredit Building if the transaction had occurred on January 1, 2004.
(c)	Reflects the reduction of equity in income of the Joint Venture earned by the Registrant related to the John Wiley Building for the year ended December 31, 2004. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization of deferred leasing and procurement fees. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of the John Wiley Building if the transaction had occurred on January 1, 2004.

See accompanying notes.

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